EATON VANCE GREATER CHINA GROWTH FUND



                            Supplement to Prospectus
                              dated January 1, 2003


The shareholders of the Fund have approved a change in the Fund's diversification status. Effective immediately, the Fund will operate as a non-diversified investment company. The cover of the Fund's prospectus is amended accordingly. Greater China Growth Portfolio has also changed its diversification status and is operating as a non-diversified investment company.

The following is added to "Principal Risk Factors" under "Fund Summary":

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.


Dated:  July 21, 2003                                                       CGPS